UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-4767

EAGLE GROWTH & INCOME FUND
 (Exact name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:
FRANCINE J. ROSENBERGER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

Item 1. Schedule of Investments

Investment Portfolio
(UNAUDITED) | 07.31.2012

EAGLE GROWTH & INCOME FUND

Common stocks—97.2%	Shares	Value

Domestic—84.2%

Aerospace/defense—2.5%
United Technologies Corp.	108,919	$8,107,930

Banks—8.2%
JPMorgan Chase & Co.	273,648	9,851,328
The PNC Financial Services Group, Inc.	150,135	8,872,979
Wells Fargo & Co.	234,310	7,922,021

Beverages—5.8%
PepsiCo, Inc.	124,004	9,018,811
The Coca-Cola Co.	121,996	9,857,277

Chemicals—4.5%
E.I. du Pont de Nemours and Co.	175,208	8,707,838
PPG Industries, Inc.	53,570	5,863,772

Cosmetics/personal care—2.8%
The Procter & Gamble Co.	141,571	9,136,992

Electrical components & equipment—2.8%
Emerson Electric Co.	192,642	9,202,508

Electronics—2.6%
Honeywell International, Inc.	147,122	8,540,432

Entertainment—2.1%
Regal Entertainment Group, Class A	487,595	6,738,563

Food—5.6%
General Mills, Inc.	248,571	9,619,698
Sysco Corp.	286,712	8,426,466

Healthcare products—1.6%
Becton, Dickinson and Co.	68,918	5,217,782

Miscellaneous manufacturer—3.1%
3M Co.	109,709	10,008,752

Oil & gas—10.0%
Chevron Corp.	105,007	11,506,667
ConocoPhillips	163,218	8,885,588
Exxon Mobil Corp.	135,822	11,796,141

Pharmaceuticals—9.0%
Abbott Laboratories	166,201	11,020,788
Johnson & Johnson	143,565	9,937,569
Pfizer, Inc.	340,704	8,190,524

Real estate investment trusts—6.4%
Digital Realty Trust, Inc.	66,231	5,170,654
HCP, Inc.	94,647	4,468,285
ProLogis, Inc.	120,900	3,908,697
Simon Property Group, Inc.	44,347	7,117,250

Retail—5.2%
McDonald's Corp.	74,054	6,617,465
The Home Depot, Inc.	194,260	10,136,487

Semiconductors—2.1%
Applied Materials, Inc.	616,410	6,712,705

Telecommunications—5.2%
AT&T, Inc.	232,627	8,821,216
CenturyLink, Inc.	194,711	8,088,295

Toys/games/hobbies—2.8%
Mattel, Inc.	258,263	9,083,110

Transportation—1.9%
Norfolk Southern Corp.	80,982	5,996,717

Total domestic common stocks (cost $252,509,046)		272,551,307

Foreign—13.0%

Banks—2.5%
Bank of Montreal	141,904	$8,119,747

Electronics—3.0%
Tyco International Ltd.	175,149	9,622,686

Gas—2.3%
National Grid PLC, Sponsored ADR	143,025	7,422,997

Oil & gas—2.7%
Total S.A., Sponsored ADR	191,250	8,787,938

Pharmaceuticals—2.5%
GlaxoSmithKline PLC, Sponsored ADR	172,280	7,924,880

Total foreign common stocks (cost $39,952,168)		41,878,248

Total common stocks (cost $292,461,214)		314,429,555

Total investment portfolio (cost $292,461,214) 97.2%		314,429,555

Other assets in excess of liabilities 2.8%		9,181,900

Net assets 100.0%		$323,611,455

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	27.3%
Financial	17.1%
Industrial	15.9%
Energy	12.7%
Consumer, cyclical	10.1%
Communications	5.2%
Basic materials	4.5%
Utilities	2.3%
Technology	2.1%

 |   The accompanying notes are an integral part of the Investment Portfolio.

Notes to Investment Portfolio
(UNAUDITED) | 07.31.2012

NOTE 1 | Organization and investment objective | The Eagle Growth & Income Fund (the “Fund”) is organized as a separate Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Eagle Family of Funds consists of the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and the Eagle Series Trust (each a “Trust” and collectively the “Trusts”).  Members of the Boards of Trustees (each a “Board” and collectively the “Boards”) for the Trusts may serve as Trustees for one or more of the Trusts.  The Fund is advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

●	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

Class offerings | The Fund is authorized and currently offers Class A, Class C, Class I, Class R-3, Class R-5, and Class R-6 shares to qualified buyers.

●
Class A shares are sold at a maximum front-end sales charge of 4.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

●	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

●	Class I, Class R-3, Class R-5, and Class R-6 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2 | Significant accounting policies
Use of estimates | The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities | The price of the Fund’s shares is based on the NAV per share of each class of the Fund. The Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern Time), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Fund values portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

●	The quotation may be stale;

●	The quotation may be unreliable because the security is not actively traded;

●	Trading on the security halted before the close of the trading market;

●	Security is newly issued;

●	Issuer-specific events occurred after the security halted trading; or

●	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

●	A merger or insolvency;

●	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

●	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by independent pricing services subject to supervision by the Board. The Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. The Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for the Fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of lookback testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

●
Domestic exchange-traded equity securities | Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

●
Foreign equity securities | If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

●
Fixed income securities | Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

●
Short-term securities | The amortized cost method of security valuation is used by the Fund (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/ amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

●
Futures and options | Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures. At July 31, 2012, the Fund did not hold any futures or options.

●
Investment Companies  | Investments in other investment companies are valued at their reported net asset value. In addition, investments in exchange traded funds are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—Valuations based on quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors.These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data. During the period ended July 31, 2012, the Fund did not hold any investments that were deemed to be Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2012.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Growth & Income Fund
Domestic common stocks (a)	$272,551,307	$—	$272,551,307
Foreign common stocks (a)	41,878,248	—	41,878,248
Total investment portfolio	$314,429,555	$—	$314,429,555

(a)	Please see the investment portfolio for detail by industry.

During the period ended July 31, 2012, the Fund had no significant transfers in or out of Levels 1, 2, or 3.

Derivative instruments | Authoritative guidance over derivatives requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, as well as disclosures about credit-risk-related contingent features in derivative agreements.

During the period ended July 31, 2012, the Fund did not engage in derivative activity.

Foreign currency transactions | The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes. Net realized gain (loss) from foreign currency transactions also includes the effect of any Brazilian IOF tax.

Forward foreign currency exchange contracts | The Fund is authorized to enter into forward foreign currency exchange contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency exchange contracts are translated to U.S. dollars using forward exchange rates provided by a pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the Statement of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”) | There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts.

Repurchase agreements | The Fund may enter into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.  At July 31, 2012, the Fund did not hold a repurchase agreement.

Revenue recognition | Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Expenses | The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon its relative percentage of net assets. The Fund has entered into an arrangement with the custodian whereby the Fund receives credits on uninvested cash balances which are used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statement of Operations.

Class allocations | Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains | The Fund distributes net investment income quarterly.  Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other | In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to the Fund is expected to be remote.

NOTE 3 | Federal income taxes and distributions | The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. These differences between book-basis and tax-basis are primarily due to different treatment for items including, but not limited to, net operating losses, distribution reclasses for REITs, capital loss carryforwards, the deferral of losses from wash sales, the realization of unrealized gains/losses on passive foreign investment companies for tax purposes, and forward foreign currency exchange contracts.

As of July 31, 2012, the identified cost of investments in
securities owned by the Fund for federal income tax purposes was as follows:

Identified cost
Growth & Income Fund	$292,656,611

As of July 31, 2012, the net unrealized appreciation (depreciation) of investments in securities owned by the Fund was as follows:

	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Growth & Income Fund	$26,846,550	$(5,073,606)	$21,772,944

NOTE 4 | Subsequent events | The Manager has evaluated subsequent events through September 21, 2012, the date this Investment Portfolio was released, and determined that no material events or transactions would require recognition or disclosure in the Fund’s Investment Portfolio.

Item 2. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the Principal Executive Officer and Principal Financial Officer of Eagle Growth & Income Fund have concluded that such disclosure controls and procedures are effective as of a date within 90 days of the filing date of this Form N-Q.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) of Eagle Growth & Income Fund that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, its internal controls over financial reporting.

Item 3. Exhibits

(a)	Certifications of the Principal Executive Officer and Principal Financial Officer of Eagle Growth & Income Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE GROWTH & INCOME FUND

Date September 26, 2012	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

EAGLE GROWTH & INCOME FUND

Date September 26, 2012	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date September 26, 2012	/s/ Ana Borisova
Ana Borisova
Interim Principal Financial Officer